UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2026

Non-Invasive Monitoring Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-13176	59-2007840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd., Suite 180, Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

(305) 575-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $0.01 per share	NIMU	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.03.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Fourth Amendment to 2021 Frost Gamma Investments Trust Promissory Note

On June 30, 2026, Non-Invasive Monitoring Systems, Inc. (“NIMS”) entered into the Fourth Amendment to that certain Promissory Note dated October 4, 2021 in the principal amount of $75,000 with Frost Gamma Investments Trust (the “2021 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, a current director, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2021 Frost Gamma Note was amended from June 30, 2026 until September 30, 2026. No other provisions of the 2021 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Fourth Amendment to the 2021 Frost Gamma Note and does not purport to be complete. Please refer to the Fourth Amendment to the 2021 Frost Gamma Note, which is attached as Exhibit 10.1 for its full terms.

Fourth Amendment to 2021 Hsiao Promissory Note

On June 30, 2026, NIMS entered into the Fourth Amendment to that certain Promissory Note dated October 4, 2021 in the principal amount of $75,000 with Dr. Jane Hsiao (the “2021 Hsiao Note”), NIMS’ Chairman of the Board and Interim Chief Executive Officer and a beneficial owner in excess of 10% of our common stock. The maturity date on the 2021 Hsiao Note was amended from June 30, 2026 until September 30, 2026. No other provisions of the 2021 Hsiao Note were amended.

The foregoing is only a brief summary of the Fourth Amendment to the 2021 Hsiao Note and does not purport to be complete. Please refer to the Fourth Amendment to the 2021 Hsiao Note, which is attached as Exhibit 10.2 for its full terms.

Fourth Amendment to 2022 Frost Gamma Investments Trust Promissory Note

On June 30, 2026, NIMS entered into the Fourth Amendment to that certain Promissory Note dated September 16, 2022 in the principal amount of $75,000 with Frost Gamma Investments Trust (the “2022 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, a current director, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2022 Frost Gamma Note was amended from June 30, 2026 until September 30, 2026. No other provisions of the 2022 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Fourth Amendment to the 2022 Frost Gamma Note and does not purport to be complete. Please refer to the Third Amendment to the 2022 Frost Gamma Note, which is attached as Exhibit 10.3 for its full terms.

Fourth Amendment to 2022 Hsiao Promissory Note

On June 30, 2026, NIMS entered into the Fourth Amendment to that certain Promissory Note dated September 16, 2022 in the principal amount of $75,000 with Dr. Jane Hsiao (the “2022 Hsiao Note”), NIMS’ Chairman of the Board and Interim Chief Executive Officer and a beneficial owner in excess of 10% of our common stock. The maturity date on the 2022 Hsiao Note was amended from June 30, 2026 until September 30, 2026. No other provisions of the 2022 Hsiao Note were amended.

The foregoing is only a brief summary of the Fourth Amendment to the 2022 Hsiao Note and does not purport to be complete. Please refer to the Fourth Amendment to the 2022 Hsiao Note, which is attached as Exhibit 10.4 for its full terms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Fourth Amendment dated June 30, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated October 4, 2021.

10.2	Fourth Amendment dated June 30, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Jane Hsiao, dated October 4, 2021.

10.3	Fourth Amendment dated June 30, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated September 16, 2022.

10.4	Fourth Amendment dated June 30, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Jane Hsiao, dated September 16, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

July 2, 2026	By:	/s/ James J. Martin
	Name:	James J. Martin
	Title:	Chief Financial Officer